Exhibit 99.1
Investor Day at NASDAQ July 9, 2009

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Liz Sharp VP Investor Relations

Agenda Welcome and Safe Harbor Liz Sharp The Smith & Wesson Story Mike Golden USR — Dynamic Growth Platform in Security Matt Gelfand The New Smith & Wesson Bill Spengler — Two Powerful Platforms 5

Forward Looking Statement Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company’s strategies; the demand for the Company’s products; the opportunity for growth of the Company; anticipated sales and operating results; revenue trends; the success of the Company’s diversification strategy and new product offerings; the ability of the Company to capitalize on new business opportunities; the ability of the Company to capitalize on its two growth platforms; the performance, growth prospects, market position, and competitive strength of USR’s product offerings; the ability to leverage, grow, and expand USR’s business domestically and internationally as a Smith & Wesson company; the ability of the Company to diversify its business, to expand its revenue and EBITDAS, and to meet its net sales, gross margin, operating expense, and operating income goals; and the effect of the USR acquisition on the cash position and earnings of the combined company,. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company’s reports filed with the SEC. 6

Mike Golden President and CEO

A Transformed Company 2005-2009 From: A manufacturer of revolvers Revenues: $126M 8

A Transformed Company 2005-2009 To: A global leader in firearms Handgun Diversified Rapid Total Healthy Market Leader Portfolio Company Growth Balance Sheet $ #1 9

Grew the Smith & Wesson Platform Sales ($M) Automatic Rifle 400 Product Thompson / Center Arms 300 M&P Tactical Rifle M&P Pistol Military 200 Revolver Consumer Consumer Law Enforcement 100 Consumer Consumer Law Enforcement Law Enforcement Government International Market 0 2004 2005 2006 2007 2008 2009 Calendar Year 10

K E Y S U C C E S S F A C T O R : Innovative New Products Case Study — M&P Pistol New product developed for professional use · Introduced M&P series Jan. 2006 · Selected by over 500+ law enforcement agencies The law enforcement opportunity · Large market, 17,000 agencies, 800,000 personnel · Our share ~15% and rapidly growing, historically >90% · Law enforcement win rate >80% The military opportunity · Military considering shift to .45 caliber · M&P .45 commercially available 11

K E Y S U C C E S S F A C T O R : Expanded into New Markets Example: Long Guns, a $1.3B Domestic Market (a) The opportunity · Market larger than handguns Sales of Long Guns · Fragmented market, same distribution Rapid entry and execution $89M · February 2006: Introduced M&P15 Tactical Rifle · January 2007: Acquired Thompson/Center Arms Tactical Introduced ICON bolt-action rifle · January 2009: Introduced T/C Venture bolt-action rifle Introduced M&P15-22 Tactical Rifle Introduced M&P4 Full Automatic Rifle Hunting $2M FY 2006 FY 2009 (a) Includes hunting and tactical 12

R E S U L T S : Expanded Addressable Market Over Three Fold Addressable Market 2009 $2.1B 2005 $0.6B S&W ~17% S&W ~13% · Handguns • Handguns · Plus entered long gun market of $1.3B Note: US excludes military 13

R E S U L T S : A Broader, Diversified Platform FY 2009 (Revenue = $335M) FY 2005 (Revenue = $126M) Firearms Parts & Services 4% Firearms Parts & Services Non-firearms 5% 7% Non-firearms 10% Handguns Handguns 85% 66% Long guns 23% 14

Current Performance Remains Strong Fiscal Year April 30 Fourth Quarter FY 2009: Revenues Record Quarterly Revenue Record Net Income Record Earnings Per Share $335 Record Cash Levels Record Firearms Backlog $296 · Revenues: $99.5M $237 (+20% Q/Q) · Gross Margins: 31% $160 $126 • Net Income: +125% · Backlog: Exceeds $200M · Cash: $40M (excludes cash from May offering) 2005 2006 2007 2008 2009 15

Pre-Surge Revenue Trends Strong Revenue trends strong first half FY09 (May-Oct 2008): Handguns +11% Pistols +24% Tactical Rifles +107% 16

New Products Should Offset Any Post-Surge Easing New innovative products to address: · Consumer Revenue Growth — M&P 15-22, PK380, more scheduled for FY2010 · International & Law Enforcement — M&P15 and M&P4 tactical rifles — M&P pistol and other new pistol products · Government Surge — M4 Rifle Replacement — M9 Pistol Replacement — D.C. presence (advisory committee) Underlying Hunting business moving forward trajectory · Strategic new product launches · Significant cost reductions Years · Barrel expertise remains a competitive advantage 17

Diversification Strategy · Professional customer base · Alignment with core focus areas of safety, security, and protection · Strong management teams in place to drive platform growth · Limited EPS dilution Seeking strong business platforms to build upon and broaden total company revenue and earnings base 18

O U R V I S I O N F O R T H E F U T U R E Two Powerful Growth Platforms Growth and profitability Leader in Leader in quality firearms perimeter security Global leader in safety, security and protection 19

Universal Safety Response, Inc. (“USR”) 20

Matt Gelfand Founder and President Universal Safety Response, Inc. (USR)

Agenda What sets USR apart The Future: Leveraging the platform 22

USR Key Differentiators 1. Market leader 2. Innovative products 3. World class customers 4. Comprehensive business model 23

1. M A R K E T L E A D E R The Clear Leader in Total Perimeter Security Solutions A high growth company, with a powerful brand in a fast growing market — At a unique inflection point in company history Business model: Innovative design, manufacture, installation and maintenance — Patented, world class perimeter security products and services USR’s GRAB barrier system is the only system that meets all three State Dept., Federal Highway Admin & Department of Defense standards — Defense Department preferred supplier Robust new product development pipeline 24

2. I N N O V A T I V E P R O D U C T S Diversified, Industry Leading Product Offering ODDS & Electronic Monitoring Canopies and Parts & Prefab Buildings Accessories GRAB® Barriers Other Full array of perimeter security products 25

2. I N N O V A T I V E P R O D U C T S Flagship Product GRAB® System: Unique Features Shortest, less likely to be lethal stopping distance of any barrier on the market Can be activated in under 1.5 seconds Able to span multiple traffic lanes Re-useable after impact Environmentally friendly: no hydraulics underground Most cost effective Patent protected 26

2. I N N O V A T I V E P R O D U C T S Flagship Product: GRAB® Superior to Traditional Barriers Traditional Barrier GRAB® System GRAB® advantages: · Stops vehicle without destroying it • Evidence recovered · Payload contained, not projected • Barrier re-settable after impact · Suspects apprehended for questioning 27

3. C U S T O M E R S World Class Customers A customer list that specifies USR as the preferred provider of perimeter security solutions 28

4. C O M P R E H E N S I V E B U S I N E S S M O D E L No Single Competitor Provides USR’s Level of Turnkey Perimeter Security Solution 1. Engineering Design · specialized knowledge Unmatched 2. Full Suite of Security Products capabilities · internally developed (IP) + best-of-breed 3. Installation & Maintenance · specialized integration 29

4. C O M P R E H E N S I V E B U S I N E S S M O D E L No Integrated Competitors Architectural / Product Construction Engineering Firms Firms Companies 30

Result: Multiple Barriers to Entry Relationship with Army Corps of Engineers — preferred supplier 31

USR: A Growth Platform What sets USR apart The Future: Leveraging the platform 32

Growth Drivers Long 1. Further penetration of current customers Runway for Growth 2. Launch of new products 3. International expansion 4. Expansion into new markets Increasing demand for critical infrastructure protection at government, military and corporate facilities provides enormous opportunity 33

G R O W T H D R I V E R #1 Further Penetrate Current Customers Current repeat customers include: Near-term market opportunity $1.5B Note: Market size reflects management estimates 34

G R O W T H D R I V E R #2 Launch New Products Including... ERC™ (Evidence Recovery and EMB™ (Expeditionary Mobile Barrier) Containment System) FenceBox™ STAR™ Barriers 35

G R O W T H D R I V E R #3 Expand Internationally · Opportunities overseas — U.S. military — U.S. multinational company locations — Leverage Smith & Wesson contacts with foreign governments 36

G R O W T H D R I V E R #4 Expand into New Markets · Outside of the Security Market, the Transportation Market has tremendous potential — USR in discussions to test railroad crossing installations — Estimated: 290,000 rail crossings in U.S. alone — 10% market penetration equates to 29,000 crossings · 2 gates per crossing, approximately $100,000 per gate · A $5.8B opportunity · Other new markets include: — Work zone safety — Ballistics (Law Enforcement and Military) — Nuclear facility protection 37

Summary: USR · Profitable, growing company in high growth global market · GRAB® system provides differentiation, barrier to entry · Unique business model · World class customers · Unique competitor/customer relationships · USR at inflection point: unparalleled opportunity for growth 38

Bill Spengler Executive VP and CFO

The New Smith & Wesson A closer look at USR financials The new Smith & Wesson going forward 40

USR — Solid Growth Profile Calendar Year Revenues EBITDAS $90M* $15M $50M $9M $23M $7M$2M -$1.6M 2007 2008 2009E 2010E 2007 2008 2009E 2010E * Approximately $100M in purchase orders in process at June, 2009 41

Key Metrics — All Strong (past two years) Net sales GROWING 164% CAGR Gross margin EXPANDING 35% 3 37% EBITDAS EXPANDING Loss 3 Profit of 19% Backlog(1) STRONG >$100M (1) Purchase orders on hand or currently in process 42

What S&W Brings to the Party International Law Global Access to Presence Enforcement Brand Capital — boots on the ground — solid contacts Smith & Wesson’s current business complements the USR business platform 43

The New Smith & Wesson A closer look at USR financials The new Smith & Wesson going forward 44

A Key Move in Diversifying Our Revenue Streams SWHC Today SWHC (combined) FY 2011(1) Professional 17% 83% Consumer Professional 37% 63% Consumer Other 7% 93% Firearms Other 30% 70% Firearms (1) First full year of USR consolidation 45

The Prior Forward Look Revenues ($M) $550M Strategic Acquisitions Long Gun $294M Pistol Revolver Other & Licensing FY 2008 (A) 3-5 years (Goal) 46

Current Look on Revenue Revenues ($M) $650M USR Long Gun $335M $294M Pistol Revolver Other & Licensing FY 2008 (A) FY 2009 (A) 3-5 years (Goal) 47

Profitability Metric Goals SWHC SWHC As % of Sales FY 2009 3-5 Years Actual Goal Net sales 100% 100% strengthened Gross margin 29.2% 35-36% by USR Operating expenses 21.6% 20% Operating income 7.6% 15-16% 48

What You Can Expect Going Forward · Cash accretive, GAAP neutral to EPS in FY2010 · Both GAAP and cash accretive in future years · Asset values determined at closing · Share count to be incremented along the way, as earned 49

Mike Golden President and CEO

O U R V I S I O N F O R T H E F U T U R E Two Powerful Growth Platforms Growth and profitability Leader in Leader in quality firearms perimeter security Global leader in safety, security and protection 51

I N S U M M A R Y Smith & Wesson: Entering a New Era 1 Proven record in building leading global platform in firearms 2 Entering fast-growing security market through acquisition of USR platform 52

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